Exhibit 10.3

EdtechX Holdings Acquisition Corp. II

c/o IBIS Capital Limited

22 Soho Square

London, 1WD 4NS

United Kingdom

December 10, 2020

IBIS Capital Limited

22 Soho Square

London, 1WD 4NS

United Kingdom

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of EdtechX Holdings Acquisition Corp. II (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), IBIS Capital Limited shall make available to the Company certain office space and administrative and support services as may be required by the Company from time to time, situated at 22 Soho Square, London, United Kingdom (or any successor location). In exchange therefore, the Company shall pay the IBIS Capital Limited the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. IBIS Capital Limited hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) to be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

[Signature Page Follows]

Very truly yours,

EDTECHX HOLDINGS ACQUISITION CORP. II

By:	/s/ Benjamin Vedrenne-Cloquet
Name: Benjamin Vedrenne-Cloquet
Title: Chief Executive Officer

AGREED TO AND ACCEPTED BY:

IBIS CAPITAL LIMITED

By:	/s/ Charles McIntyre
Name: Charles McIntyre
Title: Chief Executive Officer

[Administrative Services Agreement Signature Page]